Exhibit 99.2

| INVESTOR PRESENTATION DECEMBER 2019

LEGAL DISCLAIMER

This investor presentation ("Investor Presentation") is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of DraftKings Inc. ("DraftKings", "DK" or "the Company"), Diamond Eagle Acquisition Corp ("DEAC") or SBTech (Global) Limited ("SBT") or any of their affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated in the definitive Business Combination Agreement entered into by DEAC, DraftKings and SBT, and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. DEAC, DraftKings and SBT assume no obligation to update any information in this Investor Presentation, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, DEAC NV Merger Corp., a subsidiary of DEAC and the going-forward public company to be renamed DraftKings Inc. at closing ("New DraftKings"), intends to file a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC"), which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of DEAC stockholders to approve the proposed business combination. Investors and security holders of DEAC are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about DraftKings, SBT, DEAC and the proposed business combination. The definitive proxy statement will be mailed to stockholders of DEAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

DEAC and its directors and executive officers may be deemed participants in the solicitation of proxies from DEAC's stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in DEAC is contained in the final prospectus for DEAC's initial public offering, which was filed with the SEC on May 14, 2019, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available.

Each of DraftKings and SBT and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DEAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the business combination when available.

No Offer or Solicitation

This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Investor Presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Industry and Market Data

This presentation includes information and statistics regarding market participants in the sectors in which DraftKings and SBT compete and other industry data which was obtained from third-party sources, including reports by market research firms and company filings.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but DEAC, DraftKings, and SBT will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

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LEGAL DISCLAIMER (CONTINUED)

Use of Non-GAAP Financial Matters

This presentation includes non-GAAP financial measures, including EBITDA. DEAC, DraftKings and SBT believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by DraftKings' and SBT's management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of the combined company to its competition. DEAC, DraftKings and SBT believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of the non-GAAP forward looking information to their corresponding GAAP measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted.

In addition, this presentation includes financial forecasts, including with respect to estimated EBITDA for 2020 and 2021. None of DEAC's, DraftKings' or SBT's auditors have audited, reviewed compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, none of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

Forward Looking Statements and Investment Considerations

This presentation also contains forward-looking statements, which may be identified by such words as "may", "plans", "expects", "believes", "anticipates" and similar expressions, or by their context. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty, or prediction that DEAC, DraftKings, or SBT will achieve or are likely to achieve any particular future result.

Various factors could cause actual future results, performance or events to differ materially from those described herein. This presentation does not purport to be all-inclusive or to contain all the information that a prospective investor may desire in making an evaluation. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision.

Some of the factors that may impact future results and performance may include, without limitation:

- The impact of pending and future litigation and governmental investigations and inquiries
- The timing and terms of expanded legalized sports and online gaming in various states
- Changes in U.S. federal, U.S. state, and non-U.S. gaming laws and regulations, their interpretation, their enforcement, or the regulatory climate applicable to our existing or future products and services, and their impact on our ability to operate our business, to comply with licensing and regulatory requirements in other jurisdictions, and to obtain requisite services from regulated financial institutions
- Outages, disruptions, breaches, errors, or failures in our products, services, computer systems, and software, which could expose us to financial and legal harm and adversely affect our operating results and growth prospects
- Our integration of, and realization of anticipated benefits, including synergies, from acquisitions, including SBTech
- The underlying performance of SBTech's B2B business' end market operators
- Our ability to obtain additional capital to support growth, which may not be available on terms acceptable to us, if at all
- Negative events or negative media coverage relating to sports betting, the sports or athletes on which our customers wager, or online sports betting or online casinos
- The transition to becoming a public company, resulting increases in legal, accounting and compliance expenses, and the impact of our public financial and other disclosures on our negotiations and arrangements with key counterparties

You should not construe the contents of this summary as legal, business, or tax advice and should consult with your own attorney, business advisor, and tax advisor as to legal, business, tax, and related matters related hereto. You must rely on your own examination of DEAC, DraftKings, SBT, and this summary, including the merits and risks involved and not on any representation made or alleged to have been made by the placement agent, DEAC, DraftKings, or SBT. You should also consult your own legal, tax, or investment counsel regarding the legality or suitability of your investment in these securities under applicable legal, investment, or similar laws, regulations, or fiduciary standards. The information in this document is not targeted at the residents of any particular country and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Furthermore, the securities referred to in this document are not available to persons resident in any jurisdiction or country where such distribution would be contrary to local law or regulation.

ANY INDICATION OF INTEREST FROM PROSPECTIVE INVESTORS IN RESPONSE TO THIS PRESENTATION INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

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| “We make life more exciting by responsibly creating the world’s favorite games and betting experiences” “To build the best, most trusted, and most customer - centric destination for skin - in - the - game fans, to develop the most innovative and entertaining real money gaming products and offers, and to forever transform the manner in which people experience sports” 3 OUR MISSION OUR VISION

| KEY INVESTMENT HIGHLIGHTS #1 Rated DFS and Sportsbook Platform (2) Massive Global Online Gaming Opportunity 1 2 The Premier Brand in Digital Sports Entertainment 3 Acquiring SBTech, a Leader and Innovator in Sports Betting Technology 4 Proven Leader in New Jersey with Rapid Growth Trajectory 5 Pure - Play, Online Gaming Company Well Capitalized for the Future $70BN+ Global Sportsbook TAM (1) Source: H2 Gambling Capital Global All Product Summary Report, June 2019. New Jersey Division of Gaming Enforcement. (1) “TAM” stands for total addressable market. (2) “DFS” stands for daily fantasy sports. (3) Pro forma for SBTech’s divesture of its Dot Com business. (4) Represents growth for the pro forma company. (5) “OSB” stands for online sportsbook. Represents market share for September 2018 through September 2019. (6) Assumes no redemptions from DEAC’s trust account. 1 of 2 Scaled Turnkey Providers 31% 2017 - 2021E Revenue CAGR (3),(4) Public Currency $500MM+ Cash Infusion (6) 35%+ OSB Market Share in New Jersey (5) $20BN+ U.S. Sportsbook TAM (1) ~60% DFS Market Share 4 47% 2017 - 2020E SBT Revenue CAGR (3)

| $364 $371 $382 $398 $38 $42 $46 $51 2015A 2016A 2017A 2018P Brick & mortar Online / mobile 5 MASSIVE GLOBAL MARKET OPPORTUNITY GLOBAL MOVEMENT TOWARDS REGULATION Source: Eilers and Krejcik Gaming. 2018 Oxford Economics U.S. population estimates. H2 Gambling Capital Global All Product Summary Report, June 2019. (1) Market size includes $20 billion of unregulated interactive gaming. (2) Sports betting includes horse racing. 1 . Regulatory momentum Regulated Casino 35% Sports betting 16% Gaming machines / slots 21% Lotteries 26% Bingo 2% GLOBAL GAMING MARKET GGR (2018P) Market size: $449 billion (1) (2) ONLINE / MOBILE’S GROWING SHARE OF GLOBAL GGR ($ in billions) Online % of total 10.1% 10.8% 11.3% 9.5%

1 U.S. ONLINE SPORTS BETTING MARKET WILL BE THE LARGEST GLOBALLY

ESTIMATED U.S. ONLINE SPORTS BETTING MARKET AT MATURITY

($ in billions)



$14 (1)
$15 (2)
$18 (3)
$22 (4)
$23 (5)
Eilers & Krejcik Gaming
BARCLAYS
Implied U.S. Market (NJ)
Implied U.S. Market (U.K.)
Implied U.S. Market (AU)

Source: New Jersey Division of Gaming Enforcement; H2 Gambling Capital Global All Product Summary Report, June 2019; U.S. Census Bureau; U.K. Office for National Statistics. Eilers & Krejcik Gaming; Barclays Research, October 2018.

(1) Eilers estimate represents the online portion of revenues for its "Retail + Online" scenario.
(2) Barclays estimate represents the "retail and mobile sports betting estimate with remote registration" less the "retail only estimate".
(3) Implies market size based on New Jersey's percentage of the U.S. population. 2023E NJ GGR assumes H1'19 annualized GGR of $180 million grows at 5 year historical iGaming CAGR of 28% per year until 2023 at which point the market reaches a mature state.
(4) Implies market size based on 2023E U.K. GGR per adult of $88 and a U.S. adult population of 254 million people. 2023E U.K. GGR applies 5 year historical OSB CAGR of 13% in the U.K. to 2018 GGR of $2.4 billion.
(5) Implies market size based on 2023E Australia GGR per adult of $92 and a U.S. adult population of 254 million people. 2023E Australia GGR per H2 Gambling Capital Global.

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| 17% 17% 15% 5% 5% 5% 7% 7% 5% 6% 6% 6% 8% 8% 7% 9% 9% 8% 9% 9% 9% 15% 14% 14% 8% 10% 14% 16% 15% 18% Jul-19 Aug-19 Sep-19 $123 $149 $197 $246 $299 $422 $452 2014A 2015A 2016A 2017A 2018A LTM 9/30/19A Q1-Q3 '19 Annualized NJ iGAMING GGR U.S. i GAMING IS THE NEXT WAVE Source: New Jersey Division of Gaming Enforcement. Note: data as of September 30, 2019 (1) Based on a combination of actual and estimated financial data per the New Jersey Division of Gaming Enforcement. KEY TAKEAWAYS x iGaming is nearly a half billion dollar industry in New Jersey; significant growth over past year with introduction of OSB x Meaningful contribution to DK revenue x DK has established itself as the #2 player in NJ within one year of launching operations and with very little marketing spend x 98% of DK’s iGaming customers have been cross - sold from other DK products x DK anticipates two iGaming states will be live in 2020 ($ in millions) 1 7 NJ iGAMING MARKET SHARE (LAST 3 MONTHS) (1) Betfair Golden Nugget Borgata Sugarhouse Tropicana Others (13) Hard Rock Caesars Resorts

| $18BN Implied Total U.S. Market (1) 8 1 THE U.S . SPORTS AND i GAMING OPPORTUNITY: ~$40BN TAM Source: New Jersey Division of Gaming Enforcement. (1) Based on median of estimates as presented on page 6. (2) Extrapolation based on annualized New Jersey iGaming GGR for nine months ended September 30, 2019. DK’S ONLINE SPORTS BETTING TRAJECTORY 65% of U.S. Population with Legalized OSB 20 - 30% DK OSB market share $2.3 - 3.5BN in Gross OSB Revenue DK’S iGAMING TRAJECTORY $21BN Implied Total U.S. Market (2) 30% of U.S. Population with Legalized iGaming 10 - 20% DK iGaming market share $600MM - 1.2BN in Gross iGaming Revenue $2.9 - 4.7BN Online Gaming Revenue Opportunity for DK

| 22% 13% 4% 2% 1% 1% 1% 1% DK IS TOP OF MIND WITH CONSUMERS 9 DFS IS THE FOUNDATION FOR U.S. SPORTS AND ONLINE GAMING Question asked: “When you think about brands that allow you to win money on sporting events, what is the first brand that comes to mind?” Source: National survey of current online sports wagerers ages 21 – 54, n = 447 conducted by Arnold Worldwide in April 2018. 2 DK’S DFS ADVANTAGE ~60% DFS Market Share 43 States Live 4 Million+ DFS Payers $213MM 2019E Revenue Profitable Business Unit Relationships with Regulators, Leagues, and Media Superior Capabilities Customer Acquisition, CRM, Cross - Selling, Data Analytics, and more

| 63% 56% 36% 75% 28% 49% 23% 26% 27% 8% 8% 61% 46% 21% 37% 13% 7% 13% 14% 20% 4% 4% 50% 30% 17% 36% 7% 5% 24% 17% 11% 6% 4% 54% 30% 17% 35% 8% 5% 21% 14% 17% 6% 4% 55% 40% 23% 37% 12% 8% 36% 13% 19% 6% 6% 45% 22% 17% 30% 4% 3% 16% 14% 16% 11% 4% 70% 50% 39% 38% 6% 4% 38% 22% 25% 22% 9% 90% 47% 27% 54% 23% 35% 19% 22% 25% 9% 8% 59% 37% 26% 10% 12% 28% 16% 18% 15% 6% 5% 58% 38% 45% 8% 7% 32% 16% 19% 16% 6% 7% 77% 29% 50% 21% 11% 42% 18% 21% 23% 8% 6% 28% 18% 41% 12% 6% 21% 10% 13% 12% 4% 4% 10 DATA ANALYTICS EMPOWER OUR CROSS - SELL CAPABILITIES DFS SPORTS PLAYED DFS FIRST PAID SPORT Source: DraftKings internal data Note: Includes users acquired through June 2019 and contests run through June 2019; excludes Euroleague , Tennis, and Arena Football League. x Data science drives cross - sell between DFS & OSB, OSB & iGaming, and cross - sport conversion within DFS & OSB x ~40% of all - time paid DFS users in New Jersey have used DK Sportsbook in the state since OSB was legalized 2

| 11 SBTECH: THE WORLD LEADER IN ONLINE GAMING TECHNOLOGY COMPANY OVERVIEW REVENUE BY GEOGRAPHY 1,080+ employees 8+ global offices 20+ regulated markets / jurisdictions 10+ years of experience Industry leader in B2B sports betting technology Positioned as one of the fastest growing tech firms within sports betting, with an omni - channel solution Proven track record of outperformance vs. industry peers on growth and margin Growing global footprint with material new opportunities emerging in Europe, U.S., Africa, Latin America, and Asia Asia 54% Europe & U.K. 42% U.S. 5% 2019E Revenue: $ 110 million 3 Recent Wins: WELL - POSITIONED FOR FUTURE GROWTH 47% 2017 - 2020E Revenue CAGR (1) $140MM 2020E Revenue (1) Pro forma for SBTech’s divesture of its Dot Com business.

3 DK & SBT: TECHNOLOGY POWERING THE PLATFORM

Product innovation:

✓ Ability to introduce more unique pre-game, in-game, and parlay bets

Data analytics:

✓ Through risk management tools, can more effectively set odds and increase hold percentages

Diversified revenues:

✓ Access to new markets; now operating worldwide in both B2B and B2C capacities

Synergies:

✓ Vertical integration brings outsourced technology in-house


DRAFT KINGS
SBTech
we know sports
PLAYER ACQUISITION
TRADING
USER INTERFACE / EXPERENCE
PLATFORM / PRODUCT FEATURES
MEDIA PLATFORM
BET TOOLS
DraftKings Capability
SBTech Capability

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3 SBTECH IS THE PREMIER FULL-SERVICE TURNKEY TECHNOLOGY PROVIDER

	SCALED TURNKEY PROVIDERS		SPECIALIZED OPERATORS			
	SBTech	Kambi	SG	IGT	intralot	playtech
Models and algorithms	✓	✓	✓	✓	✓	✓
Bet engine	✓	✓	✓	✓	✓	✓
Trading & risk management tools	✓	✗	✗	✗	✗	✗
Trading services	✓	✓	✗	✗	✓	✓
Bespoke risk & liability strategy	✓	✗	✓	✗	✗	✗
Sportsbook (Turnkey)	✓	✓	✗	✗	✗	✗
APIs	✓	✓	✓	✓	✓	✓
Platform	✓	✗	✓	✓	✓	✓
Marketing & bonusing tools	✓	✓	✓	✓	✓	✓
Casino integrations	✓	✗	✓	✓	✗	✓
Slot provider	✗	✗	✓	✓	✗	✓
Managed services	✓	✗	✗	✗	✓	✓

Source: DraftKings internal analysis (March 2019)

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| $81 $75 $28 $9 $3 $3 $2 $2 $0 $0 14 PROVEN SUCCESS IN NEW JERSEY – MARKET SHARE 37% SEPTEMBER 2018 – SEPTEMBER 2019 OSB REVENUE BY SPORTSBOOK OPERATOR Online market share 40% 14% 4% 2% 1% 1 % OSB operator 1% ($ in millions) Source: New Jersey Division of Gaming Enforcement. Note: Market share is from NJ Division of Gaming Enforcement and separated Stars/Resorts and Pointsbet GGR, estimated to represent 4% and 10%, respectively, of DraftKings and FanDuel total online sportsbook GGR. 4 0% 0 % DraftKings has achieved and maintained 30%+ market share, despite fierce competition in New Jersey (i.e. 10+ other providers ) During the nine months ended September 30, 2019, DraftKings recorded ~8x year - over - year revenue growth in the state

| 15 STRONG ROI ON EARLY MARKETING INVESTMENT IN NEW JERSEY Note: LTV calculated as 5 years of undiscounted gross profit (less than 1 year of actuals, remainder is a projection) plus a te rminal value assuming a 30% discount rate and 0% growth rate. NJ Acquisition Spend accounts for external marketing directly attributable to New Jersey. Cohort NJ OSB + iGaming New Customers NJ Acquisition Spend CAC LTV LTV / CAC Estimated Gross Profit (Jul - 2018 to Dec - 2019) Cross - sell from DFS database 50,872 $0 $0 $2,614 NA $13.0MM H2’18 New customers 54,467 $ 20.2MM (Aug - Dec 2018) $371 $2,546 6.9 x $14.4MM H1’19 New customers 40,389 $ 16.4MM (Jan - June 2019) $406 $1,957 4.8x $5.3MM Total 145,728 $ 36.6MM $251 $ 2,407 9.6 x $32.7MM By end of 2019, DK will have recouped ~90% of year 1 marketing spend in New Jersey 4

| $26 $120 $153 $196 $21 $84 $111 $152 $8 $27 $44 $72 ($10) ($11) $9 $49 GGR NGR Gross profit Contribution profit 16 4 EXPECTED NEW JERSEY CONTRIBUTION PROFIT DEMONSTRATES SPEED TO PROFITABILITY NEW JERSEY SERVES AS EXAMPLE OF STATE - BY - STATE ECONOMIC RAMP Note: Reflective of initial performance in New Jersey and near - term projections for the state. Contribution profit reflects gross profit less external marketing. ($ in millions) Launch Year Year 1 Year 2 Year 3 x Early outsized promotion and marketing spend is critical for initial acquisition − Declines as percentage of revenue as user base grows in each state x Significant operating leverage realized in platform & processing fees as business grows x Improving contribution profit as marketing spend rationalizes x As more states launch, ability to shift to national spend will improve LTV / CAC and state profitability State level profitability achievable by Year 2 August – December 2018 2019E 2020E 2021E

| 17 NEW JERSEY WILL ACHIEVE 29% CONTRIBUTION MARGIN 4 NEW JERSEY OSB UNIT ECONOMICS (EXPECTED YEAR 5) By Year 5, marketing spend rationalizes, allowing for 29% contribution margin (% of Gross Revenue) 100% 78% 39% 29% Gross Revenue Promotions Net Revenue Taxes Platform Processing Revenue Share Gross Profit External Marketing Contribution Margin (22)% (14)% (8)% (5)% (12)% (10)% o59o60

| $192 $226 $305 $400 $550 $44 $80 $110 $140 $150 $236 $306 $415 $540 $700 2017 2018 2019E 2020E 2021E Source: Management projections 18 COMBINED COMPANY PROJECTION MODEL 5 HISTORICAL / PROJECTED NET REVENUE ($ in millions) ASSUMPTIONS 2020 Assumptions − Online sportsbook live in current "line - of - sight" states, which represent approximately 10% of the U.S. population − iGaming live in NJ and PA − DFS continues to maintain leading market position − SBTech grows from existing and newly acquired customers 2021 Assumptions − Additional states legalize / launch online sports betting; OSB available to approximately 20% of U.S. population − iGaming is legalized in additional states; DraftKings generates revenue from states representing a further 4% of the U.S. population − DFS continues to maintain leading market position − SBTech grows from existing and newly acquired customers YoY Growth 18% 35% 31% 38% 81% 38% 27% 7% CombineCo 30% 36% 30% 30%

| $0.3 $2.3 $0.7 $0.4 $3.7 $(1.8) $2.0 $(0.4) $1.7 $(0.6) $0.1 $1.2 Net Revenue COGS Gross Profit Marketing Exp. Contribution Profit SG&A Synergies EBITDA 19 ILLUSTRATIVE PATH TO $1 BILLION+ IN EBITDA 5 (1) Assumes 30% of U.S. population has access to legalized iGaming with DraftKings achieving 15% market share. Net of promotiona l allowances (22% of gross revenues). (2) Assumes 65% of U.S. population has access to legalized sports betting with DraftKings achieving 25% market share . Net of promotional allowances (22% of gross revenues). (3) Assumes 10% SG&A growth per annum from today. DFS Online Sports Book (2) iGaming (1) SBT ($ in billions ) At 30% of U.S. Population Legalized At 65% of U.S. Population Legalized (3)

| 20 PROPOSED TRANSACTION SUMMARY Diamond Eagle Acquisition Corp. is a publicly listed special purpose acquisition vehicle with over $400 million in cash DEAC has agreed to combine with DraftKings and SBTech — Values the combined DK and SBT at $2.7 billion — Represents an attractive entry multiple of 3.9x 2021E revenue; projected annual revenue growth of 30%+ as states legalize and launch sports betting and iGaming — DK founders and shareholders are rolling 100% of their shares; SBT shareholders are rolling ~$450 million of equity value into the public company Post - closing, company will have dual class shareholder structure with super voting rights for co - founder and CEO Jason Robins at a ratio of 10:1; dual class sunsets at certain defined triggers Concurrent with this transaction, DK and DEAC have raised $380 million (1) in committed PIPE shares from select investors at closing After giving effect to the transaction (assuming no redemptions), the company will have over $500 million of unrestricted cash with public equity currency to ensure sufficient capital to fuel growth Note: DraftKings may increase the PIPE size between transaction announcement and close. (1) Includes ~$76 million in DK convertible notes that convert to PIPE shares. (2) Figures may not foot due to rounding. Assumes no redemptions from DEAC’s trust account. (3) Represents SBT cash consideration converted to USD at 1.098 USD/EUR. (4) Represents total seller equity value including value of outstanding vested options. (5) Excludes DEAC warrants and earnout shares. ILLUSTRATIVE SOURCES AND USES (2) ILLUSTRATIVE PRO FORMA OWNERSHIP AT CLOSE (2),(5) Sellers’ Rollover Equity PIPE Investors SPAC Shareholders 5 ($ in millions ) 13% 12% 75% Sources Uses DEAC Cash in Trust $403 Cash to Balance Sheet $554 PIPE Investment (1) 380 Cash to SBT Shareholders (3) 198 Sellers' Equity (4) 2,700 Sellers' Equity 2,700 SPAC Upfront Founder Equity 37 SPAC Upfront Founder Equity 37 Transaction Fees 32 Total $3,519 Total $3,519 o130o131 o132 o133o134 o135o136o137r139 r140 r141r142o138o139o140o141o142 o143 r143o144o145o161o162

APPENDIX

| EV / 2021E Revenue 2019E – 2021E Revenue CAGR EV / 2021E Revenue – Growth Adjusted (1) EV / 2020E EBITDA (2) High Growth x x Underpenetrated TAM x x ? Customer Engagement x x x x High LTV x x ? x Mobile First x x ? Millennial Audience x x x ? Data / Analytics x x x x Network Effects x x x x Vertical Integration x x ? COMPARABLE COMPANY BENCHMARKING 22 High - Growth Consumer Internet Interactive Gaming EU Sportsbook Operators Source: Latest publicly available financial statements, IBES, Wall Street Research; market data as of December 20, 2019 Note: Figures represent medians for peers. H igh - growth consumer Internet comps include FB, NFLX, PINS, SNAP, SQ, and TENCENT. Interactive gaming comps include ATVI, EA, TT WO, and ZNGA. EU sportsbook operators include FLTR, GVC, TSGI, and WMH. (1) Represents 2021E revenue multiple divided by 2019E - 2021E revenue CAGR . (2) DraftKings’ multiple based on $2.7 billion valuation and an illustrative 2028E EBITDA discounted to year end 2020 at 20% dis count rate. High - growth consumer Internet median excludes companies with negative EBITDA. 9.9 x 26.7 x 16.6 x 10.1 x 3.9 x 5.6 x 4.4 x 2.4 x 0.13 x 0.25 x 0.57 x 0.51 x 30% 26% 9% 5%

| COMPARABLE COMPANY BENCHMARKING 23 Source: Latest publicly available financial statements, IBES; market data as of December 20, 2019 (1) Equity Market Cap based on diluted shares outstanding. (2) Projected revenues and EBITDA are based on IBES median estimates. (3) Not pro forma for announced merger with The Stars Group. (4) Pro forma for prepayment of term loan in October 2019. Not pro forma for announced merger with Flutter Entertainment. (5) Pro forma for prepayment of term loan and draw down of existing revolving credit facility in July 2019. (6) Pro forma for MRG acquisition and completion of U.S. partnership with Eldorado Resorts. ($ in millions, except per share data) Closing % of 52 Equity Adjusted 2019-2021E CAGR Price Week Market Enterprise Revenue Company 20-Dec-2019 High Cap (1) Value (1) 2020 2021 2020 2021 2020 2021 High-Growth Consumer Internet Square $ 63.63 76% $30,315 $30,219 10.7x 8.0x 0.37x 0.28x 57.1 39.4 29.2% 36.2% Snap Inc. 15.55 85% 24,331 23,335 9.9 7.6 0.30 0.23 NM NM 33.6% NM Pinterest, Inc. 18.98 52% 13,039 11,314 7.5 5.7 0.22 0.17 NM NM 33.4% NM Netflix, Inc. 336.90 87% 152,217 160,307 6.5 5.5 0.33 0.28 35.6 26.1 20.0% 39.8% Facebook 206.30 99% 605,312 553,043 6.4 5.4 0.32 0.27 12.2 10.4 20.3% 15.8% Tencent Holdings Limited HKD 375.20 94% 401,471 410,624 6.2 5.1 0.27 0.22 17.8 14.6 23.0% 20.1% High 99% $605,312 $553,043 10.7x 8.0x 0.37x 0.28x 57.1x 39.4x 33.6% 39.8% Mean 82% 204,447 198,140 7.9 6.2 0.30 0.24 30.7 22.6 26.6% 28.0% Median 86% 91,266 95,263 7.0 5.6 0.31 0.25 26.7 20.3 26.1% 28.2% Low 52% 13,039 11,314 6.2 5.1 0.22 0.17 12.2 10.4 20.0% 15.8% Interactive Gaming Activision Blizzard, Inc. $ 59.22 99% $46,459 $44,220 6.4x 6.0x 0.81x 0.76x 16.9x 15.3x 7.9% 14.3% Electronic Arts Inc. 107.95 99% 32,566 28,683 5.4 5.0 1.01 0.93 15.7 14.2 5.4% 7.9% Take-Two Interactive Software, Inc. 123.61 91% 14,761 13,258 4.7 3.8 0.46 0.37 18.4 15.1 10.2% 12.1% Zynga Inc. 6.26 94% 6,298 5,608 3.2 2.9 0.29 0.26 16.3 14.1 11.3% 14.9% High 99% $46,459 $44,220 6.4x 6.0x 1.01x 0.93x 18.4x 15.3x 11.3% 14.9% Mean 96% 25,021 22,942 4.9 4.4 0.64 0.58 16.8 14.7 8.7% 12.3% Median 97% 23,663 20,970 5.0 4.4 0.64 0.57 16.6 14.7 9.0% 13.2% Low 91% 6,298 5,608 3.2 2.9 0.29 0.26 15.7 14.1 5.4% 7.9% EU Sportsbook Operators Flutter Entertainment (3) € 107.20 97% $9,211 $9,985 3.2x 2.9x 0.32x 0.29x 17.5x 15.2x 10.2% 10.1% The Stars Group Inc. (4) CAD 33.33 99% 7,338 11,979 4.3 4.1 0.54 0.51 12.2 11.6 8.0% 6.4% GVC Holdings (5) £ 8.53 93% 6,524 8,889 1.8 1.8 0.66 0.63 8.0 7.2 2.8% 11.6% William Hill (6) 1.80 87% 2,078 2,709 1.3 1.2 0.54 0.51 7.8 6.7 2.4% 11.8% High 99% $9,211 $11,979 4.3x 4.1x 0.66x 0.63x 17.5x 15.2x 10.2% 11.8% Mean 94% 6,288 8,390 2.7 2.5 0.51 0.49 11.4 10.2 5.9% 9.9% Median 95% 6,931 9,437 2.5 2.4 0.54 0.51 10.1 9.4 5.4% 10.8% Low 87% 2,078 2,709 1.3 1.2 0.32 0.29 7.8 6.7 2.4% 6.4% Enterprise Value Multiples (2) Growth-Adjusted Revenue EBITDA Revenue EBITDA o107r132o108o109o110o111o112r133o113

EXPERIENCED AND FOUNDER-LED LEADERSHIP TEAM

		Years experience	
	**Jason Robins** Chief Executive Officer (Co-founder)	16	▪ Oversees strategy and operations, funding and partnerships ▪ Duke University (B.A., Economics, B.S., Computer Science) ▪ Founded DraftKings in 2012
	**Paul Liberman** Chief Operating Officer (Co-founder)	14	▪ Oversees technology, product management/delivery and growth marketing ▪ Worcester Polytechnic Institute (B.S. Electrical Engineering, Computer Science) ▪ Founded DraftKings in 2012
	**Matt Kalish** Chief Revenue Officer (Co-founder)	15	▪ Oversees customer retention, contest operations, analytics, and customer experience ▪ Columbia (B.A. Economics, B.S. Computer Science), Boston College (MBA) ▪ Founded DraftKings in 2012
	**Jason Park** Chief Financial Officer	20	▪ Oversees finance and accounting ▪ University of Michigan (BBA, Finance, Accounting and Macc. Accounting), The Wharton School (MBA, Finance, Entrepreneurship)
	**R. Stanton Dodge** Chief Legal Officer	25+	▪ Oversees legal, government affairs and communications teams ▪ University of Vermont (BS, Accounting), Suffolk University (JD)
	**Tim Dent** Chief Compliance Officer	25+	▪ Early investor in DraftKings and advisor prior to joining full-time in 2013 ▪ Oversees compliance, risk management/payments, and licensing ▪ University of Massachusetts (Accounting), Licensed CPA
	**Travis Dunn** Chief Technology Officer	19	▪ Oversees all technology and engineering efforts ▪ Western Washington University
	**Tom Goedde** Chief Marketing Officer	25+	▪ Oversees Brand Marketing and Creative ▪ Carroll College (B.A. Speech Communications Theory; B.A Public Relations)
	**Ezra Kucharz** Chief Business Officer	25+	▪ Oversees business strategy, ad sales, business development and corporate development ▪ Boston University (BA, Biomedical Engineering), University of Houston (MS Engineering Management), Duke University (MS Medical Informatics)
	**David Lebow** Chief of Staff	25+	▪ Chief of Staff to the CEO ▪ Ithaca College (B.S. Business, Communications Management)
	**Graham Walters** Chief People Officer	14	▪ Oversees human resources, real estate, and workplace experience ▪ University of Massachusetts (B.B.A. Operation Management)
	**Andy Yang** Chief Product Officer	19	▪ Oversees product management efforts ▪ Stanford University (B.S Computer Science; M.S. Management Science & Engineering)

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| 25 SBTECH HAS AN EXPERIENCED MANAGEMENT TEAM TO DRIVE CONTINUED GROWTH Years experience Joined in February 2016 Previously held research positions at Deutsche Bank and Numis Securities Richard Carter Chief Executive Officer 14 Joined in December 2018 to manage global operations Previously held leadership positions at Paddy Power Betfair and Inspired Gaming Dave Hammond Chief Operations Officer 25+ Joined in June 2016 to drive global product development Previously held positions at the Sporting Group Ian Bradley Chief Strategy Officer 11 Joined in November 2018 Previously managed Playtech’s B2C compliance function Jeremie Kanter Head of Compliance 14 Joined in summer 2019 to improve both products and internal discussion making Previously served as Chief Data Officer at Tyrell Corporation and Dentsu Aegis Julian Elliott Chief Data Officer 15 Joined in June 2019 to oversee and lead the US business Previously held strategic roles at the Illinois Lottery, US Digital Gaming, and b spot Melissa Riahei President, US 12 Joined in 2012 as group CFO Previously held positions at Visa, Psagot and Deloitte Shay Berka Chief Financial Officer 16 Joined in June 2017 to drive Customer and New Business revenues Previously held operating positions at Sporting Solutions and William Hill Andrew Cochrane Chief Development Officer 7